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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2006

                          Allstate Life Global Funding
                                 as depositor of

                    Allstate Life Global Funding Trust 2006-1

             (Exact name of registrant as specified in its charter)


     Delaware                    001-32192                   Not applicable
   (State or other           (Commission File Number)       (IRS Employer
    jurisdiction of                                         Identification No.)
    incorporation)


                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 9.01.  Financial Statements and Exhibits

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-129157), as amended, of Global Funding and Allstate Life, filed with the Securities and Exchange Commission on October 20, 2005 and amended on November 29, 2005, February 27, 2006 and March 13, 2006.


(c)            Exhibits


Exhibit 1     Series Instrument, dated as of March 20, 2006 relating to the
              Trust.

Exhibit 5.1 Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

Exhibit 8 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, tax counsel to Allstate Life Insurance Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Allstate Life Global Funding,
          as depositor of
          Allstate Life Global Funding Trust 2006-1
          (Registrant)

          By:      AMACAR Pacific Corp.,
                   not in its individual capacity,
                   but solely as administrator*

          By:      /s/ Evelyn Echevarria
                   ------------------------
                   Name: Evelyn Echevarria
                   Title: Vice President



Date: March  24, 2006



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* Allstate Life Global Funding and Allstate Life Global Funding Trust 2006-1 are
statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2006-1.
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                                  EXHIBIT INDEX


Exhibit
Number                            Description

Exhibit 1     Series Instrument, dated as of March 20, 2006 relating to the
              Trust.

Exhibit 5.1 Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

Exhibit 8 Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, tax counsel to Allstate Life Insurance Company.